Exhibit 10.7

Order Sheet

Harmonytech Co.,Ltd

TEL. 02-2626-8700 FAX. 02-2626-8707

Feb 15, 2008.

<table>
<tr><td rowspan="5">Orderer</td><td>Taxpayer Identification Number</td><td colspan="3"></td><td rowspan="5">Supplier</td><td colspan="2" rowspan="2">e-Smart Korea, Inc.</td></tr>
<tr><td>Name of Company</td><td>Harmonytech Co.,Ltd</td><td>Name of Representative</td><td>Kim Byung Ok</td></tr>
<tr><td>Address</td><td colspan="3">NewT Castle 901, 429-1, Gasan-Dong, Geumcheon-Gu, Seoul</td><td>Address</td><td>642-9 Yeoksam-Dong, Gangnam-Gu, Seoul</td></tr>
<tr><td rowspan="2">Type of Business</td><td rowspan="2">Service, Wholesale & Retail</td><td rowspan="2">Items of Business</td><td rowspan="2">S/W development, Data-processing</td><td>TEL.</td><td>02-2185-5887</td></tr>
<tr><td>FAX.</td><td>02-2185-5889</td></tr>
</table>

Price : THREE HUNDRED THOUSAND WON (KRW 300,000) / VAT not included

NO	Name of Product	Size	Unit	Quantity	Unit Price	Price
1	IAM Card		EA	15	20,000	300,000
Total						300,000

Reference : 1. Date of Delivery : Negotiable

2. Terms of Payment : Cash

Translated by Chung Kyung Won

I swear that the attached translation is true to the original.

28, Feb., 2008

Signature

Registered No. 2008 -

Notarial Certificate

Chung, Kyung Won personally appeared before me confirmed that the attached translation is true to the original and subscribed his(her) name. This is hereby attested on this 28 day of Feb., 2008 at this office.

Law & Notary Office Inc. Seoul-Jeil 642-19,Yeoksam-dong, Gangnam-ku, Seoul, Korea.

Attorney-at-Law

This office has been authorized by the Minister of Justice, the Republic of Korea, to act as Notary Public since Feb. 1th 2005, under Law NO. 2005-4.

e-Smart Korea

E-SMART KOREA INC. 642-9, Songchon B/D 9F, Yeoksam-dong

TEL. +822.2185.5886~8 FAX. +822. 2185.5889 Gangnam-gu, Seoul, Korea

DELIVERY RECEIPT

To: e-Smart Korea Inc.

Name of Product Specification Unit Quantity Remarks

I AM CARD EA 15

Reader EA 15

The above products have been duly received.

September 18, 2008

Name of Company : Harmony Tech Co., Ltd.

Name : Byung Ok Kim

http://www.esmartkorea.com